UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):


                                January 17, 2008


                              BIGSTRING CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                      000-51661              20-0297832
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(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


 3 Harding Road, Suite E, Red Bank, New Jersey                     07701
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  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (732) 741-2840


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

         Item 8.01.     Other Events.
         ---------      ------------

         On January 17, 2008, BigString Corporation ("BigString") issued a press release announcing that it had released a Beta version of a mobile email service that permits Apple's iPhone and other next-generation wireless device users to send self-destructing emails and pictures. A copy of the press release is attached hereto as Exhibit 99.1.
                   ------------

         On January 23, 2008, BigString issued another press release announcing that it is launching a new video email platform for the Chinese market through its BigString.cn and BigString.com.cn websites. A copy of the press release is attached hereto as Exhibit 99.2.
                   ------------

Section 9 - Financial Statements and Exhibits

         Item 9.01.     Financial Statements and Exhibits.
         ---------      ---------------------------------

              (d)       Exhibits:

              Exhibit
              Number       Description
              ------       -----------

              99.1 Press Release Re: BigString Launches Email Service For iPhone & Other Next-Generation Wireless Devices.

              99.2 Press Release Re: BigString Corporation Launches Video Email for Chinese Market.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BIGSTRING CORPORATION
                                    -----------------------------------------
                                                  (Registrant)



                                    By:  /s/ Darin M. Myman
                                        -------------------------------------
                                        Darin M. Myman
                                        President and Chief Executive Officer


Date:  January 24, 2008

                                  EXHIBIT INDEX

Exhibit
Number           Description
------           -----------

99.1 Press Release Re: BigString Launches Email Service For iPhone & Other Next-Generation Wireless Devices.

99.2 Press Release Re: BigString Corporation Launches Video Email for Chinese Market.